1 4Q 2017 And Full Year Earnings Review And 2018 Outlook January 24, 2018 (Preliminary Results)

2 Appendix Shareholder Distributions A1 Shareholder Payout Ratio A2 Reconciliations to GAAP Adjusted Pre-Tax Profit A3 Adjusted Effective Tax Rate A4 Operating Cash Flow A5 Special Items A6 Adjusted Earnings Per Share A7 Managed Receivables A8 Managed Leverage A9 Supplemental Data Automotive Debt A10 China Unconsolidated Affiliates A11 Return on Invested Capital A12 Employment Data A13 Pension A14 Business Review Vision and Strategy 3 - 4 Product and Other Highlights 5 Financial Review Financial Headlines 7 Key Financial Summary 8 Fourth Quarter Company 9 Automotive 10 - 11 North America 12 - 14 South America 15 - 16 Europe 17 - 18 Middle East & Africa 19 - 20 Asia Pacific 21 - 22 Financial Services – Ford Credit 23 - 25 Cash Flow / Balance Sheet 26 - 27 Full Year Company 28 Automotive 29 - 30 Planning Assumptions and Guidance 31 - 35 Key Takeaways 37 Cautionary Note On Forward-Looking Statements 38 Appendix (continued) Volume Related Industry A15 Market Share A16 Production Volumes A17 Dealer Stocks A18 Full Year North America A19 South America A20 Europe A21 Middle East & Africa A22 Asia Pacific A23 Financial Services – Ford Credit A24 Other Revised Reporting – 2016 / 2017 A25 - A26 Non-GAAP Financial Measures A27 Definitions and Calculations A28

3 1. Rapidly improving our fitness to lower costs, release capital and finance growth 2. Accelerating the introduction of connected, smart vehicles and services 3. Re-allocating capital to where we can win in the future 4. Continuously innovating to create the most human-centered mobility solutions 5. Empowering our team to work together effectively to compete and win Smart Vehicles In A Smart World CULTURAL IMPLICATIONS WINNING ASPIRATION STRATEGIC CHOICES FITNESS Reset Revenue and Attack Costs Redesign Business Operations FITNESS

4 Fitness Redesign Customer centricity Simplicity Speed & agility Efficiency Accountability Step-change improvement of financial performance Company EBIT EBIT Margin Capital Return on Invested Capital Operating Cash Flow Total Shareholder Return

5 Product And Other Highlights Commercial vehicle leader in Europe for third straight year; began production of the new EcoSport SUV in Romania 100 percent of Ford’s new U.S. vehicles will be built with connectivity by 2019 and 90 percent globally by 2020 Announced the introduction of more than 50 new vehicles in China by 2025 Increased investment in Flat Rock for purpose-built autonomous vehicle; accelerated and increased BEV investment Achieved eighth consecutive year as best-selling brand in the U.S. F-Series marks 41 years as America’s best-selling pickup. F-150 diesel added to lineup

6 Bob Shanks Chief Financial Officer Financial Review

7 4Q And Full Year Results Delivered Fourth Quarter Adjusted EPS of $0.39 And Full Year Adjusted EPS Of $1.78 * See Appendix for detail, reconciliation to GAAP and definitions Company Revenue (GAAP) Company Net Income (GAAP) Company Adjusted Pre-Tax Results* (Non-GAAP) EPS (GAAP) Adjusted EPS* (Non-GAAP) Automotive Segment Operating Margin (GAAP) Automotive Segment Operating Cash Flow (GAAP) 4Q 2017 $41.3B $2.4B $1.7B $0.60 $0.39 3.7% $2.3B B / (W) 4Q 2016 $2.6B $3.2B $(0.4)B $0.80 $0.09 (2.0) ppts $0.8B FY 2017 $156.8B $7.6B $8.4B $1.90 $1.78 5.0% $3.9B B / (W) FY 2016 $5.0B $3.0B $(1.9)B $0.75 $0.02 (1.7) ppts $(2.5)B $

# Key Financial Summary

| | 4Q | | Full Year | |
|---|---|---|---|---|
| | | B / (W) | | B / (W) |
| | 2017 | 2016 | 2017 | 2016 |
| Wholesales (000) | 1,749 | 42 | 6,607 | (44) |
| Revenue (Bils) | $ 41.3 | $ 2.6 | $ 156.8 | $ 5.0 |
| Results (Mils) | | | | |
| Automotive Segment | $ 1,435 | $ (607) | $ 7,259 | $ (2,163) |
| Financial Services Segment | 595 | 211 | 2,248 | 428 |
| All Other | (293) | 1 | (1,070) | (203) |
| Total Company adjusted pre-tax results* | $ 1,737 | $ (395) | $ 8,437 | $ (1,938) |
| Special items pre-tax | 152 | 3,401 | (289) | 3,290 |
| Income / (Loss) before income taxes | $ 1,889 | $ 3,006 | $ 8,148 | $ 1,352 |
| (Provision for) / Benefit from income taxes | 524 | 188 | (520) | 1,669 |
| Net income / (Loss) | $ 2,413 | $ 3,194 | $ 7,628 | $ 3,021 |
| Less: Income / (Loss) attributable to non-controlling interests | 4 | 2 | 26 | 15 |
| Net income / (Loss) attributable to Ford | $ 2,409 | $ 3,192 | $ 7,602 | $ 3,006 |
| Earnings per share (diluted) | $ 0.60 | $ 0.80 | $ 1.90 | $ 0.75 |
| Adjusted earnings per share (diluted)* | $ 0.39 | $ 0.09 | $ 1.78 | $ 0.02 |
| Automotive Segment (Bils) | | | | |
| Operating cash flow | $ 2.3 | $ 0.8 | $ 3.9 | $ (2.5) |
| Cash | $ 26.5 | $ (1.0) | $ 26.5 | $ (1.0) |
| Debt | (15.9) | - | (15.9) | - |
| Net cash | $ 10.6 | $ (1.0) | $ 10.6 | $ (1.0) |

Wholesale volume up 2% in 4Q, about flat FY; revenue up 7% in 4Q and 3% in FY

4Q and FY adj. pre-tax profit lower

4Q and FY net income up significantly due to lower remeasurement loss on pension and OPEB plans and favorable tax planning

4Q adj. effective tax rate of 10% and FY at 15.3%, incl. favorable tax-planning effects

Operating cash flow higher in 4Q, but lower FY; liquidity strong; net cash at $10.6B

* See Appendix for detail, reconciliation to GAAP and definitions

8

9 4Q Automotive segment PBT driven by NA Auto operations outside NA a loss in total and down YoY Strong Financial Services profit All Other primarily net interest expense plus FSM LLC Company 4Q 2017 Adjusted Pre-Tax Results* (Mils) $1,737 $1,641 $(197) $56 $(70) $5 $595 $(293) South AmericaTotal North America All Other Asia PacificEurope B / (W) 4Q 2016 $(395) $(315) $96 $(110) $1 $(279) $211 $1 Middle East & Africa Financial Services Segment Automotive Segment $1,435 * See Appendix for detail, reconciliation to GAAP and definitions

10 Wholesales (000) Revenue (Bils) Market Share (Pct) Operating Margin (Pct) Pre-Tax Results (Mils) 20172016 2017201620172016 20172016 20172016 Automotive Segment 4Q 2017 Key Metrics 4Q Auto key metrics mixed from a year ago Top line up due mainly to higher volume from consolidated operations in all regions except MEA Global SAAR about flat Global market share lower – AP and MEA down; Europe flat; NA and SA up Operating margin and PBT lower driven by NA, AP and Europe 3.7% 5.7% $1,435 $2,0426.7% 1,7491,707 $38.5$36.0 6.6% 2% 0.1 ppts7% 2.0 ppts 30%

11 Market Factors Total Cost 4Q 20174Q 2016 Volume / Mix Net Pricing Structural Cost Exchange Other Contribution Cost Automotive Segment 4Q 2017 Pre-Tax Results (Mils) 4Q Auto PBT $607M lower YoY due mainly to higher commodities, adverse exchange and higher warranty cost Commodities reflects continued adverse YoY trend since 4Q 2016, mainly due to metals Warranty due to recalls in NA and Europe Exchange driven by sterling and balance sheet revaluation Favorable volume and mix driven by NA, mainly higher U.S. share Industry $ (90) Share 417 Stocks 218 Mix 104 Other (138) $453 $(987) Pricing $ 749 Incentives / Other (807) Commodities $(333) Warranty (219) Freight / Other (13) Manufacturing, Incl. Vol. Related $(157) Engineering (70) Advertising & Sales Promo. (52) Other (143) Parts & Service $103 Other 36

12 Wholesales (000) Revenue (Bils) Market Share (Pct) Operating Margin (Pct) Pre-Tax Results (Mils) 20172016 2017201620172016 20172016 20172016 Automotive Segment – North America 4Q 2017 Key Metrics 4Q NA top-line metrics up YoY, including market share; financial metrics lower Volume up due to higher U.S. market share and favorable stock changes Revenue up due to higher volume NA SAAR down 0.5M units, driven by U.S. and Mexico NA market share up due to U.S. – fleet and SUV retail shareFY: 3,019 2,967 $92.6 $93.5 13.9% 13.9% 9.7% 8.0% $9,001 $7,511 13.1%739703 $24.1$23.1 13.7% 5% 0.6 ppts4% 6.8% 8.5% $1,641 $1,956 1.7 ppts 16% 2% -- ppts1% 1.7 ppts 17%

13 Market Factors Total Cost 4Q 20174Q 2016 Volume / Mix Net Pricing Structural Cost Exchange Other Contribution Cost Automotive Segment – North America 4Q 2017 Pre-Tax Results (Mils) 4Q NA PBT down $315M driven by Expedition / Navigator launch, higher commodities and warranty cost Expedition / Navigator launch effects include lower volume and launch-related costs Commodities mainly reflect metals; warranty cost up due to recalls Favorable volume and mix driven by higher U.S. market share and favorable dealer stock changes due to F-150 and EcoSport Industry $(122) Share 397 Stocks 198 Mix 40 Other (22) $416 $(734) Pricing $ 493 Incentives / Other (568) Engineering $(73) Advertising & Sales Promo. (96) Other (99) Mat’l, Excl. Commodities $ (94) Commodities (192) Warranty (173) Other (7)

14 Automotive Segment – North America A Disciplined Approach To The U.S. Business Industry Average Ford 70 70 60 79 78 68 U.S. Gross Days Supply 4Q Ford ATPs up, about the same as the industry average; FY ATPs rose more than 2X the industry due to F-Series 4Q Ford incentives, as a percent of vehicle price, up more than industry average, but Ford incentives in FY increased less than a third of industry’s average Ford U.S. stocks at healthy levels and days supply - 0.2 0.7 0.3 0.7 0.6 1.0 0.8 0.8 0.2 YoY Incentive Change as Pct. of Vehicle Price*YoY Average Transaction Price (USD)* $869 $1,025 $1,433 $1,127 $573 $766 $717 $1,465 $998 $1,310 Oct Nov Dec 4Q Industry Average Ford Better Oct Nov Dec Industry Average Ford * Source: J.D. Power PIN ISR data – cash / APR / lease (blended) transaction; industry data includes Ford FY Oct Nov Dec 4Q FY

15 Wholesales (000) Revenue (Bils) Market Share (Pct) Operating Margin (Pct) Pre-Tax Results (Mils) 20172016 2017201620172016 20172016 20172016 Automotive Segment – South America 4Q 2017 Key Metrics All 4Q SA key metrics up sharply YoY as macroeconomic conditions continue to improve Volume higher due mainly to industry and favorable stock changes Revenue up double digits due to volume and pricing SA SAAR up 13% with Brazil SAAR up YoY for 3rd consecutive quarter Market share higher due to Ka in Brazil 5th consecutive quarter of improved financial metrics 8.8% 107 90 $1.7 $1.4 8.9% 19% 0.1 ppts22% (11.6)% (21.1)% $(197) $(293) 9.5 ppts 33% FY: 325 373 $4.8 $5.8 8.8% 8.9% (23.0)% (13.4)% $(1,109) $(784) 15% 0.1 ppts21% 9.6 ppts 29%

16 Market Factors Total Cost 4Q 20174Q 2016 Volume / Mix Net Pricing Structural Cost Exchange Other Contribution Cost Automotive Segment – South America 4Q 2017 Pre-Tax Results (Mils) 4Q SA loss narrowed $96M due to favorable market factors Relatively small unfavorable changes in other factors, mainly driven by local inflation and unfavorable exchange (primarily Argentine peso) Industry $51 Share 4 Stocks 9 Mix 7 Other 7 $172 $(25) Commodities $(24) Other 21

17 Wholesales (000) Revenue (Bils) Market Share (Pct) Operating Margin (Pct) Pre-Tax Results (Mils) 20172016 2017201620172016 20172016 20172016 Automotive Segment – Europe 4Q 2017 Key Metrics 4Q Europe top-line metrics up YoY; financial metrics lower Volume up mainly due to favorable stock changes Higher revenue driven by favorable mix and higher volume and net pricing Europe SAAR up 3%, including strong improvement in Russia Market share flat Ford the best-selling commercial vehicle brand for the 6th consecutive quarter 7.4%416390 $8.1 $7.2 7.4% 7% -- ppts12% 0.7% 2.3% $56 $166 1.6 ppts 66% FY: 1,539 1,582 $28.5 $29.7 7.7% 7.5% 4.2% 0.8% $1,205 $234 3% 0.2 ppts4% 3.4 ppts 81% * Includes Ford brand vehicles produced and sold by our unconsolidated affiliate in Turkey (about 28,000 units in 4Q 2016 and 29,000 units in 4Q 2017). Revenue does not include these sales. *

18 Market Factors Total Cost 4Q 20174Q 2016 Volume / Mix Net Pricing Structural Cost Exchange Other Contribution Cost Automotive Segment – Europe 4Q 2017 Pre-Tax Results (Mils) 4Q Europe YoY PBT decline of $110M more than explained by Brexit effects, higher warranty cost and commodities Brexit effects of about $130M driven by adverse exchange and lower U.K. industry. FY Brexit effects of about $600M in line with original guidance Higher warranty cost due mainly to recalls Russia results improved YoY again and near breakeven Industry $ 6 Share 25 Stocks 31 Mix 47 Other (65) Pricing $168 Incentives / Other (44) $168 $(263) Manufacturing, Incl. Volume Related $(102) Non-Repeat of 2016 Pension Settlement (77) Other 96 Commodities $(102) Warranty (121) Freight / Other 43 $(57) $166

19 Wholesales (000) Revenue (Bils) Market Share (Pct) Operating Margin (Pct) Pre-Tax Results (Mils) 20172016 2017201620172016 20172016 20172016 Automotive Segment – Middle East & Africa 4Q 2017 Key Metrics 4Q MEA key metrics lower YoY except for a largely unchanged pre-tax loss Volume lower due to unfavorable stock changes and lower industry Revenue down due to lower industry volume SAAR down 13% in markets where we participate Market share lower due to unfavorable market mix; share improved in the Middle East 4.5% 35 41 $0.8 $0.9 4.4% FY: 161 119 $3.6 $2.6 4.5% 3.9% (8.3)% (10.0)% $(302) $(263) 15% 0.1 ppts18% 26% 0.6 ppts27% 1.7 ppts 13% (8.8)% (7.3)% $(70)$(71) 1.5 ppts 1%

20 Market Factors Total Cost 4Q 20174Q 2016 Volume / Mix Net Pricing Structural Cost Exchange Other Contribution Cost Automotive Segment – Middle East & Africa 4Q 2017 Pre-Tax Results (Mils) 4Q MEA loss about flat from a year ago with relatively minor changes across causal factors Industry $(19) Share 24 Stocks (43) Mix 5 Other (17) $(16) $4 Commodities $(14) Other (10)

21 Wholesales (000) Revenue (Bils) Market Share (Pct) Operating Margin (Pct) Pre-Tax Results (Mils) 20172016 2017201620172016 20172016 20172016 Automotive Segment – Asia Pacific 4Q 2017 Key Metrics 4Q AP key metrics down YoY except revenue, with China the key driver for the unfavorable changes Volume lower due to market share in China Revenue up due to higher volume in consolidated markets, including Lincoln (in China) and ASEAN AP SAAR up 0.4M units with China SAAR down 0.2M units Market share lower due to market performance in China 4Q China JVs net income at $206M, down $174M; margin at 8.3%, down 4.5 ppts due to negative industry pricing and lower volume 3.7% 452 483 $3.8 $3.4 3.4% FY: 1,607 1,566 $12.0 $14.1 3.7% 3.4% 5.2% 4.0% $627 $561 6% 0.3 ppts11% 3% 0.3 ppts17% 1.2 ppts 11% 0.1% 8.4% $5 $284 8.3 ppts 98% * Wholesales include Ford brand and Jiangling Motors Corporation (JMC) brand vehicles produced and sold in China by our unconsolidated affiliates (about 380,000 units in 4Q 2016 and 341,000 units in 4Q 2017). Revenue does not include these sales *

22 Market Factors Total Cost 4Q 20174Q 2016 Volume / Mix Net Pricing Structural Cost Exchange Other Contribution Cost Automotive Segment – Asia Pacific 4Q 2017 Pre-Tax Results (Mils) 4Q AP PBT YoY decline of $279M due to China factors -- lower industry pricing and volume Fourth consecutive quarter of favorable cost performance driven by material cost reductions and lower warranty cost Pricing $ (25) Incentives / Other (210) Industry $ (6) Share (33) Stocks 23 Mix 5 Other (41) $(287) $31 $(235) $(8) Mat’l, Excl. Commodities $84 Other 24 $284 $(15)

23 20172016 2017201620172016 20172016 2017201620172016 Average Placement FICO Managed Receivables* (Bils) Over-60-Day Delinquencies (Pct) Pre-Tax Results (Mils) Loss-to-Receivables (LTR) (Pct) U.S. Retail and Lease Net Receivables (Bils) Financial Services Segment – Ford Credit 4Q 2017 Key Metrics Strong 4Q PBT up sharply YoY Receivables grew globally, led by retail financing in all regions Business and portfolio continue to perform well U.S. consumer credit metrics healthy with improved delinquencies in 4Q * See Appendix for reconciliation to GAAP $610 $398 $151 $137 10% 53% 741 0.13% 0.16% 3 bps 1 bp 0.60%0.59% 10% $143 $130 750 9 pts FY: $1,879 $2,310 739 746 0.15% 0.14% 0.47% 0.53% 6 bps1 bp7 pts23%

24 4Q Ford Credit PBT YoY improvement of $212M broad-based as all factors favorable except credit losses Volume and mix gain due to global receivables growth Higher auction values YoY drove lease residual improvement Pension improvement reflects non-repeat of 2016 Ford Credit Europe plan settlement (fully offset in Europe Automotive) Financial Services Segment – Ford Credit 4Q 2017 Pre-Tax Results (Mils) 4Q 20174Q 2016 Volume / Mix Financing Margin Lease Residual Exchange Other Credit Loss Residual Losses $106 Supplemental Depreciation (50) Non-Repeat of 2016 Pension Settlement $ 77 Operating Costs & Other 5 Derivatives Market Valuation (58)

25 Financial Services Segment – Ford Credit U.S. Automotive Financing Trends Prudent management of lease mix Higher auction values YoY supported lease residual and credit loss performance Continue to plan for lower auction values – about 4% at constant mix in 2018 Strong loss metrics reflect healthy consumer credit conditions 60 65 79 80 70 61 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 $17,725 $16,760 $16,910 $17,200 $17,470 $17,155 $10.0 $10.7 $10.6 $10.5 $9.8 $10.2 1.06% 1.16% 1.16% 1.06% 1.12% 1.16% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Lease Share of Retail Sales (Pct) Retail and Lease Repossession Ratio (Pct) and Severity (000) Lease Return Vol. (000) and Auction Values** 18% 19% 24% 22% 19% 17% 29% 29% 31% 30% 28% 28% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Retail and Lease Charge-Offs (Mils) and LTR Ratio (Pct) $79 $108 $96 $82 $95 $109 0.45% 0.59% 0.54% 0.46% 0.53% 0.60% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 * Source: JD Power PIN ** At 4Q 2017 mix 36-Month Return VolumeFord Credit Industry* LTR Charge-offsRepo Ratio Severity

26 Automotive Segment Cash Flow Positive 4Q operating cash flow driven by Automotive profit, favorable working capital and timing / other changes FY capital spending at $7.0B FY funded pension contributions of $1.4B FY shareholder distributions of $2.7B (Bils) 4Q 2017 FY 2017 Cash at end of period 26.5$ 26.5$ Cash at beginning of period 26.1 27.5 Change in cash 0.4$ (1.0)$ Automotive segment pre-tax profits 1.4$ 7.3$ Capital spending (2.1) (7.0) Depreciation and tooling amortization 1.3 5.0 Changes in working capital 0.8 - All other and timing differences 0.9 (1.4) Automotive operating cash flow 2.3$ 3.9$ Separation payments (0.2) (0.3) Transactions with other segments (0.1) 0.2 Other, including acquisitions and divestitures (0.1) (0.3) Cash flow before other actions 1.9$ 3.5$ Changes in debt (0.2) (0.4) Funded pension contributions (0.7) (1.4) Shareholder distributions (0.6) (2.7) Change in cash 0.4$ (1.0)$

27 Auto cash and liquidity balances strong Ford Credit well capitalized with strong liquidity. Managed leverage at low end of target range due to U.S. tax reform effects Global funded pension plans now fully funded Balance Sheet Summary (Bils) 2016 2017 Dec 31 Dec 31 Automotive Segment Cash, cash equivalents and marketable securities 27.5$ 26.5$ Available credit lines* 10.8 10.9 Total liquidity 38.3$ 37.4$ Debt 15.9$ 15.9$ Cash net of debt 11.6 10.6 Ford Credit Managed receivables** 137$ 151$ Debt 126 138 Liquidity 27 30 Managed leverage** (to 1) 9.2 8.0 Total Company Period End Balance Sheet Underfunded Status U.S. pension 3.8$ 2.2$ Non-U.S. pension 5.1 4.4 Total global pension 8.9$ 6.6$ Total unfunded OPEB 5.9$ 6.2$ * Total available committed Automotive credit lines (including local lines available to foreign affiliates) ** See Appendix for detail, reconciliation to GAAP and definitions

28 FY Automotive segment PBT driven by NA Auto operations outside NA a loss in total and down YoY, driven largely by expected Brexit effects in Europe Strong Financial Services profit All Other primarily net interest expense plus FSM LLC Company FY 2017 Adjusted Pre-Tax Results* (Mils) $8,437 $7,511 $(784) $234 $(263) $561 $2,248 $(1,070) South AmericaTotal North America All Other Asia PacificEurope B / (W) FY 2016 $(1,938) $(1,490) $325 $(971) $39 $(66) $428 $(203) Middle East & Africa Financial Services Segment Automotive Segment $7,259 * See Appendix for detail, reconciliation to GAAP and definitions

29 Wholesales (000) Revenue (Bils) Market Share (Pct) Operating Margin (Pct) Pre-Tax Results (Mils) 20172016 2017201620172016 20172016 20172016 Automotive Segment FY 2017 Key Metrics FY wholesales about flat; revenue up 3% due to favorable mix and higher volume from consolidated operations and net pricing Global industry up 2% due to AP, Europe and SA Global market share down due to AP, Europe and MEA; NA flat; SA improved Auto PBT and operating margin lower than last year 5.0% 6.7% $7,259 $9,4227.2%6,6076,651 $145.7$141.5 7.0% 1% 0.2 ppts3% 1.7 ppts 23%

30 Market Factors Total Cost Volume / Mix Net Pricing Structural Cost Exchange Other Contribution Cost FY 2017FY 2016 Automotive Segment FY 2017 Pre-Tax Results (Mils) FY Auto PBT $2.2B lower than 2016 due to higher commodities and adverse exchange; all other factors about offset Higher commodities driven by metals, mainly steel Most of adverse exchange caused by Brexit effects of about $600M, along with Canadian dollar, Chinese RMB and Argentine peso Favorable market factors driven by improved mix in all regions except SA and higher net pricing except in AP (China) Pricing $ 2,885 Incentives / Other (2,668) Commodities $(1,213) Other (5) Industry $(146) Share 45 Stocks 95 Mix 952 Other (529) $634 $(1,928) Manufacturing, Incl. Vol. Related $(231) Engineering (451) Other (28)

31 Major External Factors Assumptions For 2018, We Expect External Factors To Be Mixed 2017 Est. 2018 Change Industry Volume (Mils.) Global 94.9 ~97 Higher U.S. 17.5 Low 17s Slightly Lower Brazil 2.2 Mid 2s Higher Europe 20.9 Low 21s Slightly Higher China* 28.2 Mid 28s Slightly Higher Key Commodities Unfavorable Key Currencies Unfavorable * Total industry based on data provided by the Chinese Insurance Information Technology Co. (CIITC)

32 Commodity Prices* YoY Profit Impact (Bils) Ford’s Commodity Costs Generally Move In-Line With Market Prices Annual buy of about $10B; steel and aluminum roughly two-thirds Benefited in 2015 and 2016 YoY from falling prices as commodities hit cyclical lows Market pricing began to climb in late 2016 2018 prices – further increase, consistent with market dynamics About one-third of 2018 exposure is fixed through contracts and hedges; remainder indexed Steel ($ / Short Ton) Aluminum ($ / Metric Ton) 2010 2012 2014 2016 2017 2018**2009 201520132011 $1.2 $(2.3) $0.9 $(1.2) $1,200 $1,700 $2,200 $2,700 $300 $500 $700 $900 2010 2012 2014 2016 2017 20182009 201520132011 * Source: Bloomberg; ticker symbols: HRC2 (Steel) and LOAHDY (Aluminum) ** Ford forecast

33 Reflects benefits of investment in 2016 and 2017 Fresh products drive improved pricing and mix Robust Increase In Product Launches In 2018 11 8 2 5 6 4 23 11 6 21 17 16 Global* Asia Pacific Launches North America South America Europe Middle East & Africa 2017 2018 * Global launches do not equal the sum of the regional launches

34 2018 Full Year Guidance * See Appendix for detail, reconciliation to GAAP and definitions Company Revenue Flat To Modestly Higher Than 2017 Adjusted EPS $1.45 - $1.70 Company Operating Cash Flow Positive But Lower Than 2017 * Mobility Higher Loss Ford Credit Strong Profit, But Lower Automotive Flat To Lower Profit Capital Spending About $7.5B Adj. Effective Tax Rate About 15% Pension Contributions About $500M **

35 Automotive – flat to lower than 2017 with continued headwinds from commodities and exchange; higher market factors driven by mix and net pricing Mobility – higher loss due to increased investments in AVs and mobility services / capabilities Ford Credit – strong but lower than 2017 due to adverse financing margin from interest rates and derivative revaluation 2017 To 2018 Company Adjusted EBIT Margin Bridge* Company 2018 Adj. EBIT Margin Company 2017 Adj. EBIT Margin Ford Credit Market Factors Commodities / Exchange Cost Excl. Commodities Automotive Mobility Guidance Range 6.1% * See Appendix for detail and definitions

36 Questions & Answers

37 • 2017 was a critical year in a pivot to our vision of Smart Vehicles for a Smart World • Achieving our vision requires a higher level of Company fitness, underscored by our full year results for 2017 • We are making significant progress across our six Global Fitness Redesign initiatives now under way • Our plans for connectivity, electrification and autonomy are accelerating and are funded by fitness actions and capital re-allocation • Underpinning our efforts is Ford’s strong balance sheet, with substantial cash and liquidity balances Key Takeaways

38 Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: • Decline in industry sales volume, particularly in the United States, Europe, or China, due to financial crisis, recession, geopolitical events, or other factors; • Lower-than-anticipated market acceptance of Ford’s new or existing products or services, or failure to achieve expected growth; • Market shift away from sales of larger, more profitable vehicles beyond Ford’s current planning assumption, particularly in the United States; • Continued or increased price competition resulting from industry excess capacity, currency fluctuations, or other factors; • Fluctuations in foreign currency exchange rates, commodity prices, and interest rates; • Adverse effects resulting from economic, geopolitical, protectionist trade policies, or other events; • Work stoppages at Ford or supplier facilities or other limitations on production (whether as a result of labor disputes, natural or man-made disasters, tight credit markets or other financial distress, production constraints or difficulties, or other factors); • Single-source supply of components or materials; • Labor or other constraints on Ford’s ability to maintain competitive cost structure; • Substantial pension and other postretirement liabilities impairing liquidity or financial condition; • Worse-than-assumed economic and demographic experience for pension and other postretirement benefit plans (e.g., discount rates or investment returns); • Restriction on use of tax attributes from tax law “ownership change;” • The discovery of defects in vehicles resulting in delays in new model launches, recall campaigns, or increased warranty costs; • Increased safety, emissions, fuel economy, or other regulations resulting in higher costs, cash expenditures, and/or sales restrictions; • Unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, perceived environmental impacts, or otherwise; • Adverse effects on results from a decrease in or cessation or claw back of government incentives related to investments; • Cybersecurity risks to operational systems, security systems, or infrastructure owned by Ford, Ford Credit, or a third party vendor or supplier; • Failure of financial institutions to fulfill commitments under committed credit and liquidity facilities; • Inability of Ford Credit to access debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts, due to credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors; • Higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles; • Increased competition from banks, financial institutions, or other third parties seeking to increase their share of financing Ford vehicles; and • New or increased credit regulations, consumer or data protection regulations, or other regulations resulting in higher costs and/or additional financing restrictions. We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2016, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Cautionary Note On Forward-Looking Statements

39 Appendix

40 Total shareholder distributions of $18.4B 2012 - 2018 First quarter regular dividend of 15¢ per share and a supplemental dividend of 13¢ per share 2018 planned distributions of about $3.1B Shareholder Distributions (Bils) $1.7 $2.4 $2.4 $2.4 Average 2012 - 2015 2012 - 2018 $2.7$1.0 2016 $0.6 $2.3 Supplemental Dividend Anti-Dilutive Share Repurchases Regular Dividends 2017 $1.7 $2.9 $13.8 $18.4 $3.5 $3.1 2018 A1

41 Targeting total payout of 40% - 50% of prior year net income less pension and OPEB remeasurement and tax only special items Payout includes quarterly cash dividends, purchases of common stock and supplemental cash dividends 2015 - 2017 shareholder payouts within target range Shareholder Payout Ratio 2015 - 2017 2015 2016 2017 Cumulative Shareholder Payout (Mils) Quarterly cash dividends 2,380$ 2,383$ 2,385$ 7,149$ Purchases of common stock 129 145 131 405 Subsequent year supplemental cash dividends 992 199 517 1,708 Total shareholder payout 3,502$ 2,727$ 3,033$ 9,261$ Net Income Adjustments (Mils) Net income attributable to Ford (GAAP) 7,373$ 4,596$ 7,602$ 19,571$ Less: Pre-tax net pension and OPEB remeasurement gains / (losses) (698) (2,996) (162) (3,856) Less: Tax impact of net pension and OPEB remeasurement gains / (losses) 264 1,015 24 1,303 Less: Tax only special items - (89) 717 628 Net income adjusted for pension and OPEB remeasurement and tax only special items 7,807$ 6,666$ 7,023$ 21,496$ Shareholder Payout Ratio (Pct) Based on net income less pension and OPEB remeasurement and tax only special items 44.8% 40.9% 43.2% 43.1% Based on net income (GAAP) 47.5% 59.3% 39.9% 47.3% A2

42 Company Net Income Reconciliation To Adjusted Pre-Tax Profit (Mils) 2016 2017 2016 2017 Net income / (Loss) attributable to Ford (GAAP) (783)$ 2,409$ 4,596$ 7,602$ Income / (Loss) attributable to non-controlling interests 2 4 11 26 Net income / (Loss) (781)$ 2,413$ 4,607$ 7,628$ Less: (Provision for) / Benefit from income taxes 336 524 (2,189) (520) Income / (Loss) before income taxes (1,117)$ 1,889$ 6,796$ 8,148$ Less: Special items pre-tax (3,249) 152 (3,579) (289) Adjusted pre-tax profit (Non-GAAP) 2,132$ 1,737$ 10,375$ 8,437$ 4Q FY A3

43 Company Effective Tax Rate Reconciliation To Adjusted Effective Tax Rate 2017 Memo: 4Q FY FY 2016 Pre-Tax Results (Mils) Income / (Loss) before income taxes (GAAP) 1,889$ 8,148$ 6,796$ Less: Impact of special items 152 (289) (3,579) Adjusted pre-tax profit (Non-GAAP) 1,737$ 8,437$ 10,375$ Taxes (Mils) (Provision for) / Benefit from income taxes (GAAP) 524$ (520)$ (2,189)$ Less: Impact of special items 697 775 1,121 Adjusted (provision for) / benefit from income taxes (Non-GAAP) (173)$ (1,295)$ (3,310)$ Tax Rate (Pct) Effective tax rate (GAAP) (27.7)% 6.4% 32.2% Adjusted effective tax rate (Non-GAAP) 10.0% 15.3% 31.9% A4

44 Company Net Cash Provided By / (Used in) Operating Activities Reconciliation To Company Operating Cash Flow (Mils) 2016 2017 Company net cash provided by / (used in) operating activities (GAAP) 19,850$ 18,096$ Less: Items not included in Company operating cash flows Ford Credit operating cash flows 8,810 9,300 Funded pension contributions (1,155) (1,434) Separation payments (336) (281) Other (128) (51) Add: Items included in Company operating cash flows Automotive and Mobility capital spending (6,947) (7,004) Settlement of derivatives 610 217 Company operating cash flow (Non-GAAP) 6,322$ 3,775$ A5

45 Company Special Items * Includes related tax effect on special items and tax special items (Mils) 2016 2017 2016 2017 Pension and OPEB gain / (loss) Year end net pension and OPEB remeasurement loss (2,985)$ (162)$ (2,985)$ (162)$ Other pension remeasurement loss - - (11) - Pension curtailment gain - 354 - 354 Separation-related actions (11) (38) (304) (297) Other Items San Luis Potosi plant cancellation (199) - (199) 41 Japan, Indonesia market closure (54) - (80) - Next-generation Focus footprint change - (2) - (225) Total pre-tax special items (3,249)$ 152$ (3,579)$ (289)$ Tax special items 1,248$ 697$ 1,121$ 775$ Memo: Special items impact on earnings per share* (0.50)$ 0.21$ (0.61)$ 0.12$ 4Q FY A6

46 Company Earnings Per Share Reconciliation To Adjusted Earnings Per Share 2017 4Q FY Diluted After-Tax Results (Mils) Diluted after-tax results (GAAP) 2,409$ 7,602$ Less: Impact of pre-tax and tax special items 849 486 Adjusted net income – diluted (Non-GAAP) 1,560$ 7,116$ Basic and Diluted Shares (Mils) Basic shares (average shares outstanding) 3,973 3,975 Net dilutive options and unvested restricted stock units 27 23 Diluted shares 4,000 3,998 Earnings per share – diluted (GAAP) 0.60$ 1.90$ Less: Net impact of adjustments 0.21 0.12 Adjusted earnings per share – diluted (Non-GAAP) 0.39$ 1.78$ A7

47 * Includes finance receivables (retail and wholesale) sold for legal purposes and net investment in operating leases included in securitization transactions that do not satisfy the requirements for accounting sale treatment. These receivables and operating leases are reported on Ford Credit’s balance sheet and are available only for payment of the debt issued by, and other obligations of, the securitization entities that are parties to those securitization transactions; they are not available to pay the other obligations of Ford Credit or the claims of Ford Credit’s other creditors ** Primarily includes Automotive segment receivables purchased by Ford Credit which are classified to Trade and other receivables on our consolidated Balance Sheet. Also includes eliminations of intersegment transactions Financial Services Segment – Ford Credit Total Net Receivables Reconciliation To Managed Receivables (Bils) 2015 2016 2017 Dec 31 Dec 31 Dec 31 Financial Services finance receivables, net (GAAP)* 90.7$ 96.2$ 108.4$ Net investment in operating leases (GAAP)* 25.1 27.2 26.7 Consolidating adjustments** 6.1 6.8 7.6 Ford Credit total net receivables 121.9$ 130.2$ 142.7$ Unearned interest supplements and residual support 4.5 5.3 6.1 Allowance for credit losses 0.4 0.5 0.7 Other, primarily accumulated supplemental depreciation 0.4 0.9 1.0 Total managed receivables (Non-GAAP) 127.2$ 136.9$ 150.5$ A8

48 Financial Services Segment – Ford Credit Financial Statement Leverage Reconciliation To Managed Leverage (Bils) 2015 2016 2017 Dec 31 Dec 31 Dec 31 Leverage Calculation Total debt* 119.6$ 126.5$ 137.8$ Adjustments for cash** (11.2) (10.8) (11.8) Adjustments for derivative accounting*** (0.5) (0.3) - Total adjusted debt 107.9$ 115.4$ 126.0$ Equity**** 11.7$ 12.8$ 15.9$ Adjustments for derivative accounting*** (0.3) (0.3) (0.1) Total adjusted equity 11.4$ 12.5$ 15.8$ Financial statement leverage (to 1) (GAAP) 10.2 9.9 8.7 Managed leverage (to 1) (Non-GAAP) 9.5 9.2 8.0 * Includes debt issued in securitization transactions and payable only out of collections on the underlying securitized assets and related enhancements. Ford Credit holds the right to receive the excess cash flows not needed to pay the debt issued by, and other obligations of, the securitization entities that are parties to those securitization transactions ** Cash and cash equivalents, and Marketable securities reported on Ford Credit’s balance sheet, excluding amounts related to insurance activities *** Related primarily to market valuation adjustments to derivatives due to movements in interest rates. Adjustments to debt are related to designated fair value hedges and adjustments to equity are related to retained earnings **** Total shareholder’s interest reported on Ford Credit’s balance sheet A9

49 Automotive Segment Debt 2016 2017 (Bils) Dec 31 Sep 30 Dec 31 Public unsecured debt 9.2$ 9.2$ 9.2$ U.S. Department of Energy 3.2 2.8 2.7 Other debt (including international) 3.5 4.2 4.0 Total Automotive debt 15.9$ 16.2$ 15.9$ Memo: Automotive debt payable within one year 2.7$ 3.6$ 3.4$ A10

50 Automotive Segment – Asia Pacific China Unconsolidated Affiliates 2016 2017 2016 2017 China Unconsolidated Affiliates Wholesales (000) 380 341 1,217 1,132 Ford equity income (Mils)* 380 $ 206 $ 1,439 $ 916 $ China JV net income margin 12.8% 8.3% 14.6% 10.9% 4Q FY * Ford equity share of China joint ventures net income A11

51 Return On Invested Capital Calculation (Bils) * Reflects total pension & OPEB (income) / expense except service cost ** Calculated as five-year average NOPAT divided by five-year average invested capital Note: Results may not sum due to rounding 2013 2014 2015 2016 2017 Net Operating Profit After Tax (NOPAT) Pre-tax profit (incl. special items) 14.4$ 1.2$ 10.3$ 6.8$ 8.1$ Add back: Costs related to invested capital Automotive interest expense 0.8 0.8 0.8 0.9 1.1 Funding-related pension and OPEB costs* (6.1) 3.4 (0.7) 1.6 (1.8) Less: Cash taxes (0.5) (0.5) (0.6) (0.7) (0.6) Net operating profit after tax 8.6$ 5.0$ 9.8$ 8.6$ 6.9$ Invested capital Equity 26.2$ 24.5$ 28.7$ 29.2$ 34.9$ Redeemable non-controlling interest 0.3 0.3 0.1 0.1 0.1 Automotive debt 15.7 13.8 12.8 15.9 15.9 Net pension and OPEB liability 14.9 16.2 13.9 14.7 12.8 Invested capital (end of year) 57.0$ 54.8$ 55.5$ 59.9$ 63.7$ Average year invested capital 56.5$ 55.7$ 55.1$ 57.7$ 61.8$ Annual ROIC 15.2% 8.9% 17.7% 14.9% 11.2% Five-year average ROIC** 17.4% 16.2% 15.7% 14.6% 13.5% A12

52 Employment Data By Business Unit* * Employment data includes the approximate number of individuals employed by consolidated entities (000) 2016 Dec 31 2017 Dec 31 North America 101 100 South America 15 14 Europe 52 54 Middle East & Africa 3 3 Asia Pacific 23 23 Total Automotive 194 194 Financial Services 7 7 All Other - 1 Total Company 201 202 A13

53 Underfunded status of pension plans at $6.6B Funded status improved by $2.3B versus a year ago Funded plans are now fully funded Expect 2018 funded pension contributions to be about $500M Pension Update * Excludes all pension-related special items, primarily remeasurement ** Reflects pension and OPEB remeasurement loss of about $0.2 billion and curtailment gain of about $0.4 billion 2016 2017 2017 B / (W) 2016 Year End Underfunded Status (Bils) U.S. plans 3.8$ 2.2$ 1.6$ Non-U.S. plans 5.1 4.4 0.7 Total underfunded status 8.9$ 6.6$ 2.3$ Year-End Discount Rate (Weighted Average) U.S. plans 4.03% 3.60% (0.43) ppts Non-U.S. plans 2.44 2.33 (0.11) Actual Asset Returns U.S. plans 8.6% 13.4% 4.8 ppts Non-U.S. plans 14.0 4.5 (9.5) Pension Plan Contributions (Bils) Funded plans 1.2$ 1.4$ (0.2)$ All plans 1.5 1.8 (0.3) Pension plan (expense) / income* (Bils) 0.5$ 0.6$ 0.1$ Pension & OPEB Special items (Bils) (3.0)$ 0.2$ 3.2$ ** A14

54 Automotive Segment 4Q Industry SAAR / FY Industry Units (Mils) 2016 2017 B / (W) 2016 2017 B / (W) North America 22.6 22.1 (0.5) 21.8 21.5 (0.3) U.S. 18.4 18.2 (0.2) 17.9 17.5 (0.4) South America 3.8 4.3 0.5 3.7 4.2 0.5 Brazil 2.0 2.3 0.3 2.1 2.2 0.1 Europe 20.6 21.2 0.6 20.1 20.9 0.8 Middle East & Africa 3.6 3.5 (0.1) 3.7 3.6 (0.1) Asia Pacific 47.8 48.2 0.4 43.4 44.8 1.4 China 31.6 31.4 (0.2) 27.5 28.2 0.7 Global 98.3 99.3 1.0 92.7 94.9 2.2 4Q SAAR FY Industry A15

55 Automotive Segment 4Q Market Share (Percent) Total Share of Total Industry North America 13.1% 13.7% 0.6 ppts 13.9% 13.9% - ppts U.S. 13.9 14.7 0.8 14.6 14.8 0.2 South America 8.8 8.9 0.1 8.8 8.9 0.1 Brazil 9.4 10.0 0.6 9.2 9.6 0.4 Europe 7.4 7.4 - 7.7 7.5 (0.2) Middle East & Africa 4.5 4.4 (0.1) 4.5 3.9 (0.6) Asia Pacific 3.7 3.4 (0.3) 3.7 3.4 (0.3) China* 4.5 4.0 (0.5) 4.6 4.2 (0.4) Global 6.7% 6.6% (0.1) ppts 7.2% 7.0% (0.2) ppts Retail Share of Retail Industry U.S.** 12.4% 13.0% 0.6 ppts 12.7% 12.8% 0.1 ppts Europe*** 7.3 7.1 (0.2) 7.8 7.4 (0.4) 2016 2017 B / (W) 4Q FY 2016 2017 B / (W) * Total industry sales based on data provided by the Chinese Insurance Information Technology Co. (CIITC) ** Present quarter is estimated, prior quarters are based on latest Polk data *** Europe passenger car retail share of retail industry reflects the five major markets (U.K., Germany, France, Italy and Spain); present quarter is estimated, prior quarters are based on latest Data Force data A16

56 Automotive Segment Production Volumes Key drivers of 1Q YoY: AP – matching production to demand (000) O / (U) O / (U) Units 2016 Units 2017 North America 720 10 805 (14) South America 89 12 86 13 Europe 416 59 454 6 Middle East & Africa 23 - 24 3 Asia Pacific 442 (38) 357 (41) Total 1,690 43 1,726 (33) 4Q 2017 Actual 1Q 2018 Forecast A17

57 Automotive Segment – Selected Markets Dealer Stocks (000) U.S. Brazil Europe 21 MEA China 4Q December 31, 2017 628 22 281 43 173 September 30, 2017 617 20 246 47 168 Stock Change H / (L) 11 2 35 (4) 5 4Q Prior Year December 31, 2016 648 22 226 64 154 September 30, 2016 658 22 206 63 150 Stock Change H / (L) (10) - 20 1 4 Year-Over-Year Stock Change 21 2 15 (5) 1 A18

58 Market Factors Total Cost Volume / Mix Net Pricing Structural Cost Exchange Other Contribution Cost FY 2017FY 2016 Automotive Segment – North America FY 2017 Pre-Tax Results (Mils) NA PBT down $1.5B driven by higher commodities, Expedition / Navigator launch and adverse exchange Expedition / Navigator launch effects reflect lower volume and higher cost offset partially by favorable net pricing Favorable mix driven by strength of F-Series and utilities Ford ATPs rose more than 2X the industry due to F-Series Industry $(433) Share 181 Stocks (52) Mix 681 Other (113) $439 $(1,653) Engineering $(389) Administrative (207) Other 86Pricing $ 1,826 Incentives / Other (1,651) Mat’l, Excl. Commodities $(473) Commodities (820) Warranty 155 Other (5) A19

59 Market Factors Total Cost Volume / Mix Net Pricing Structural Cost Exchange Other Contribution Cost FY 2017FY 2016 Automotive Segment – South America FY 2017 Pre-Tax Results (Mils) Pre-tax loss improved $325M due to higher industry and favorable net pricing Unfavorable cost performance due to high inflation and higher product cost net of efficiencies driven by all-new EcoSport Unfavorable exchange due to Argentine peso Industry $260 Share (22) Stocks (12) Mix (20) Other (31) Pricing $411 Incentives / Other 3 $589 $(110) Mat’l, Excl. Commodities $(79) Commodities (88) Other 18 A20

60 Market Factors Total Cost Volume / Mix Net Pricing Structural Cost Exchange Other Contribution Cost FY 2017FY 2016 Automotive Segment – Europe FY 2017 Pre-Tax Results (Mils) Europe pre-tax result $971M lower due to Brexit effects, commodities, Fiesta launch and warranty Brexit effects reflect adverse exchange, lower U.K. industry and higher pricing in the U.K. Higher commodities mainly steel and other metals Fiesta launch effects include lower volume, higher net pricing net of product cost increases and higher structural cost Industry $ 79 Share (34) Stocks 100 Mix 190 Other (275) Pricing $ 625 Incentives / Other (492) $193 $(749) Commodities $(267) Warranty (245) Freight / Other 113 Manufacturing, Incl. Volume Related $(267) Engineering (81) Spending Related (98) Other 96 A21

61 Market Factors Total Cost Volume / Mix Net Pricing Structural Cost Exchange Other Contribution Cost FY 2017FY 2016 Automotive Segment – Middle East & Africa FY 2017 Pre-Tax Results (Mils) MEA’s pre-tax result improved $39 million, or 13% All factors improved other than volume Exchange reflects South African rand and euro Industry $ (92) Share (80) Stocks (139) Mix 27 Other (83) $(354) $242 Mat’l, Excl. Commodities $164 Other (20) A22

62 Market Factors Total Cost Volume / Mix Net Pricing Structural Cost Exchange Other Contribution Cost FY 2017FY 2016 Automotive Segment – Asia Pacific FY 2017 Pre-Tax Results (Mils) AP PBT down $66M YoY due to China Market factors lower reflecting lower net pricing, mainly China industry pricing, partially offset by favorable volume and mix Improved cost performance driven by material cost reductions Unfavorable exchange driven by Chinese RMB and Thai baht Industry $ 40 Share - Stocks 198 Mix 74 Other (26) $(231) $342 Pricing $ (32) Incentives / Other (485) Mat’l, Excl. Commodities $277 Other 52 A 3

63 PBT improved $431M YoY reflecting favorable volume and mix, lease residual improvement and financing margin Volume and mix up due to global receivables growth Lease residual improvement driven by higher than expected auction values Financial Services Segment – Ford Credit FY 2017 Pre-Tax Results (Mils) 20172016 Volume / Mix Financing Margin Lease Residual Exchange Other Credit Loss Non-Repeat of 2016 Pension Settlement $ 77 Operating Costs & Other (37) Residual Losses $118 Supplemental Depreciation (62) 30A24

64 Revised Reporting – 2015 And 2016 (Mils) 2015 2016 Full Year 1Q 2Q 3Q 4Q Full Year North America 9,573$ 3,167$ 2,796$ 1,372$ 2,059$ 9,394$ South America (800) (249) (257) (287) (284) (1,077) Europe 350 461 495 168 194 1,318 Middle East & Africa 45 (10) (61) (148) (66) (285) Asia Pacific 827 241 14 152 305 712 Automotive 9,995$ 3,610$ 2,987$ 1,257$ 2,208$ 10,062$ Mobility - (12) (20) (42) (43) (117) Ford Credit 2,086 514 400 567 398 1,879 Corporate Other (452) (60) (149) (117) (173) (499) Company adjusted EBIT 11,629$ 4,052$ 3,218$ 1,665$ 2,390$ 11,325$ Interest on debt (829) (215) (225) (252) (258) (950) Special items pre-tax (548) (186) (118) (26) (3,249) (3,579) Taxes (2,881) (1,196) (903) (426) 336 (2,189) Less: Non-controlling interests (2) 3 2 4 2 11 Net income attributable to Ford 7,373$ 2,452$ 1,970$ 957$ (783)$ 4,596$ Company operating cash flow (Bils) 7.2$ 6.3$ Automotive EBIT operating margin (Pct) 7.1% 10.2% 8.1% 3.8% 6.1% 7.1% Company adjusted EBIT margin (Pct) 7.8% 10.7% 8.1% 4.6% 6.2% 7.5% A25

65 Revised Reporting – 2017 (Mils) 2017 1Q 2Q 3Q 4Q Full Year North America 2,122$ 2,325$ 1,811$ 1,788$ 8,046$ South America (237) (177) (150) (189) (753) Europe 209 122 (53) 89 367 Middle East & Africa (75) (49) (56) (66) (246) Asia Pacific 148 167 314 30 659 Automotive 2,167$ 2,388$ 1,866$ 1,652$ 8,073$ Mobility (64) (63) (72) (100) (299) Ford Credit 481 619 600 610 2,310 Corporate Other (72) (146) (122) (118) (458) Company adjusted EBIT 2,512$ 2,798$ 2,272$ 2,044$ 9,626$ Interest on debt (293) (291) (298) (307) (1,189) Special items pre-tax 24 (248) (217) 152 (289) Taxes (649) (209) (186) 524 (520) Less: Non-controlling interests 7 8 7 4 26 Net income attributable to Ford 1,587$ 2,042$ 1,564$ 2,409$ 7,602$ Company operating cash flow (Bils) 3.8$ Automotive EBIT operating margin (Pct) 5.9% 6.4% 5.5% 4.3% 5.5% Company adjusted EBIT margin (Pct) 6.4% 7.0% 6.2% 4.9% 6.1% A26

66 Non-GAAP Financial Measures That Supplement GAAP Measures • We use both GAAP and non-GAAP financial measures for operational and financial decision making, and to assess Company and segment business performance. The non-GAAP measures listed below are intended to be considered by users as supplemental information to their equivalent GAAP measures, to aid investors in better understanding our financial results. We believe that these non-GAAP measures provide useful perspective on underlying business results and trends, and a means to assess our period- over-period results. These non-GAAP measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP measures may not be the same as similarly titled measures used by other companies due to possible differences in method and in items or events being adjusted. • Company Adjusted Pre-tax Profit (Most Comparable GAAP Measure: Net income attributable to Ford) – The non-GAAP measure is useful to management and investors because it allows users to evaluate our pre-tax results excluding pre-tax special items. Pre-tax special items consist of (i) pension and OPEB remeasurement gains and losses that are not reflective of our underlying business results, (ii) significant restructuring actions related to our efforts to match production capacity and cost structure to market demand and changing model mix, and (iii) other items that we do not necessarily consider to be indicative of earnings from ongoing operating activities. When we provide guidance for adjusted pre-tax profit, we do not provide guidance on a net income basis because the GAAP measure will include potentially significant special items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end, including pension and OPEB remeasurement gains and losses. • Adjusted Earnings Per Share (Most Comparable GAAP Measure: Earnings Per Share) – Measure of Company’s diluted net earnings per share adjusted for impact of pre-tax special items (described above), and tax special items. The measure provides investors with useful information to evaluate performance of our business excluding items not indicative of underlying run rate of our business. When we provide guidance for adjusted earnings per share, we do not provide guidance on an earnings per share basis because the GAAP measure will include potentially significant special items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end, including pension and OPEB remeasurement gains and losses. • Adjusted Effective Tax Rate (Most Comparable GAAP Measure: Effective Tax Rate) – Measure of Company’s tax rate excluding pre-tax special items (described above) and tax special items. The measure provides an ongoing effective rate which investors find useful for historical comparisons and for forecasting. When we provide guidance for adjusted effective tax rate, we do not provide guidance on an effective tax rate basis because the GAAP measure will include potentially significant special items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end, including pension and OPEB remeasurement gains and losses. • Company Adjusted EBIT (Most Comparable GAAP Measure: Net income attributable to Ford) – Earnings before interest and taxes (EBIT) includes non-controlling interests and excludes interest on debt (excl. Ford Credit Debt), taxes and pre-tax special items. This non-GAAP measure is useful to management and investors because it allows users to evaluate our operating results aligned with industry reporting. Pre-tax special items consist of (i) pension and OPEB remeasurement gains and losses that are not reflective of our underlying business results, (ii) significant restructuring actions related to our efforts to match production capacity and cost structure to market demand and changing model mix, and (iii) other items that we do not necessarily consider to be indicative of earnings from ongoing operating activities. When we provide guidance for adjusted pre-tax profit, we do not provide guidance on a net income basis because the GAAP measure will include potentially significant special items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end, including pension and OPEB remeasurement gains and losses. • Company Adjusted EBIT Margin (Most Comparable GAAP Measure: Automotive Operating Margin) – Company Adjusted EBIT margin is Company adjusted EBIT divided by Company revenue. This non-GAAP measure is useful to management and investors because it allows users to evaluate our operating results aligned with industry reporting. • Company Operating Cash Flow (Most Comparable GAAP Measure: Net cash provided by / (used in) operating activities) – Measure of Company’s operating cash flow excluding Ford Credit’s operating cash flows. The measure contains elements management considers operating activities, including Automotive and Mobility capital spending and settlement of derivatives. The measure excludes cash outflows for Automotive and Mobility funded pension contributions, separation payments, and other items that are considered operating cash outflows under U.S. GAAP. This measure is useful to management and investors because it is consistent with management’s assessment of the Company’s operating cash flow performance. • Ford Credit Managed Receivables – (Most Comparable GAAP Measure: Net Finance Receivables plus Net Investment in Operating Leases) – Measure of Ford Credit’s Total net receivables, excluding unearned interest supplements and residual support, allowance for credit losses, and other (primarily accumulated supplemental depreciation). The measure is useful to management and investors as it closely approximates the customer’s outstanding balance on the receivables, which is the basis for earning revenue. • Ford Credit Managed Leverage (Most Comparable GAAP Measure: Financial Statement Leverage) – Ford Credit’s debt-to-equity ratio adjusted (i) to exclude cash, cash equivalents, and marketable securities (other than amounts related to insurance activities), and (ii) for derivative accounting. The measure is useful to investors because it reflects the way Ford Credit manages its business. Cash, cash equivalents, and marketable securities are deducted because they generally correspond to excess debt beyond the amount required to support operations and on-balance sheet securitization transactions. Derivative accounting adjustments are made to asset, debt, and equity positions to reflect the impact of interest rate instruments used with Ford Credit’s term-debt issuances and securitization transactions. Ford Credit generally repays its debt obligations as they mature, so the interim effects of changes in market interest rates are excluded in the calculation of managed leverage. A27

67 Automotive Records • References to Automotive records for operating cash flow, operating margin and business units are since at least 2000 Wholesales and Revenue • Wholesale unit volumes include all Ford and Lincoln badged units (whether produced by Ford or by an unconsolidated affiliate) that are sold to dealerships, units manufactured by Ford that are sold to other manufacturers, units distributed by Ford for other manufacturers, and local brand units produced by our China joint venture, Jiangling Motors Corporation, Ltd. (“JMC”), that are sold to dealerships. Vehicles sold to daily rental car companies that are subject to a guaranteed repurchase option (i.e., rental repurchase), as well as other sales of finished vehicles for which the recognition of revenue is deferred (e.g., consignments), also are included in wholesale unit volumes. Revenue from certain vehicles in wholesale unit volumes (specifically, Ford badged vehicles produced and distributed by our unconsolidated affiliates, as well as JMC brand vehicles) are not included in our revenue Automotive Segment Operating Margin • Automotive segment operating margin is defined as Automotive segment pre-tax results divided by Automotive segment revenue Industry Volume and Market Share • Industry volume and market share are based, in part, on estimated vehicle registrations; includes medium and heavy duty trucks SAAR • SAAR means seasonally adjusted annual rate Automotive Cash • Automotive cash includes cash, cash equivalents, and marketable securities Market Factors • Volume and Mix – primarily measures profit variance from changes in wholesale volumes (at prior-year average contribution margin per unit) driven by changes in industry volume, market share, and dealer stocks, as well as the profit variance resulting from changes in product mix, including mix among vehicle lines and mix of trim levels and options within a vehicle line • Net Pricing – primarily measures profit variance driven by changes in wholesale prices to dealers and marketing incentive programs such as rebate programs, low-rate financing offers, special lease offers and stock accrual adjustments on dealer inventory Definitions And Calculations A28